SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF ALLSPRING U.S EQUITY FUNDS
For the Allspring Disciplined U.S. Core Fund
Allspring Growth Fund
Allspring Large Cap Core Fund
Allspring Large Cap Growth Fund
Allspring Premier Large Company Growth Fund
Allspring Special Large Cap Value Fund
(each a “Fund”, and together the “Funds”)

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is amended with the following:

CLASS-LEVEL ADMINISTRATOR FEE
SHARE CLASS	% OF TOTAL NET ASSETS
Class A	0.19%
Class C	0.19%

July 1, 2026